Exhibit 99.1

                                  NEWS RELEASE

[GLOBAL ENTERTAINMENT LOGO]
                                                For Further Information Contact:
                                                     Richard Kozuback, President
                                                Global Entertainment Corporation
                                                                    480-994-0772
                                                 www.globalentertainment2000.com

Global Entertainment Corporation                        Rudy R. Miller, Chairman
1600 North Desert Drive, Suite 301                              The Miller Group
Tempe, Arizona 85281                          Investor Relations for the Company
                                                                    602-225-0505
                                                          gee@themillergroup.net

                              FOR IMMEDIATE RELEASE

                    GLOBAL ENTERTAINMENT CORPORATION REPORTS
           REVENUE AND NET INCOME GAINS IN SECOND QUARTER 2010 RESULTS

TEMPE,  ARIZONA,  JANUARY 14, 2010 -- GLOBAL  ENTERTAINMENT  CORPORATION (OTCBB:
GNTP) - today reported revenue and net income. Each showed growth in the second quarter fiscal 2010 period ended November 30, 2009 compared to prior year results. Additionally, revenue also expanded for the six-month fiscal 2010 period ended November 30, 2009 compared to the previous year.

For the second quarter of fiscal 2010, the company realized net income from continuing operations of $0.03 million or $0.00 per share, a progression from the net loss of $0.3 million or $0.04 per share it experienced during the three-month period ended November 30, 2008. Revenue for the second quarter of fiscal 2010 was $3.3 million compared to revenue of $3.2 million for the same period ended November 30, 2008, an increase of 3.2%. The largest driver of revenue during the period came from facility management fees which rose to $1.5 million compared to $0.7 million in the same period in the previous fiscal year, an improvement of 111% year-over-year. This growth was derived mainly from fees for preopening services on the Allen, Texas and Independence, Missouri projects. Food service revenues have also increased; growing 94% year-over-year to $0.3 million in the three-month period ended November 30, 2009, up from $0.1 million in the second quarter of the prior year. The Company's food service business benefited from the initial 23 days of operations at the Independence, Missouri facility. These gains were offset, however, by a combination of declines in the following segments: $0.17 million in project development fees, $0.23 million in project management fees and $0.38 million in ticket service fees.

Revenue for the first six months of fiscal 2010 increased 2.0% higher than the same period in fiscal 2009 to $5.7 million from $5.6 million. The gain in facility management fees of $1.3 million and food service fees of $0.2 million were offset by decreases in other areas which led to a net loss from continuing operations, however, there was still slight year-over-year improvement. For the six-month period ended November 30, 2009, the company reported a loss from continuing operations of $0.2 million, or $0.03 per share, compared to the loss from continuing operations for the same six-month period in the prior fiscal year of $0.4 million, or $0.06 per share, which included a loss, net of taxes, from discontinued operations of $0.05 million.

Richard Kozuback, president and chief executive officer stated, "Our revenues have continued to be impacted by the lingering high unemployment levels and overall fragility of the economy which have adversely affected the entertainment industry as a whole. In particular, our project development and management, more...

Global Entertainment Corporation Reports Second Quarter Fiscal 2010 Results January 14, 2010
Page 2


ticketing and advertising businesses have all suffered due to the economic environment and decline in the number of events held, attendance at events and venues under contract."

Kozuback elaborated, "We are optimistic, however, that the economy will show improvement during the 2010 calendar year and are hopeful that the mix of entertainment facilities and events we are involved with will continue to provide customers with high-quality alternatives if spending on entertainment increases. We are also proud to have completed construction in the second quarter on facilities in Allen, Texas and Independence, Missouri and opened these buildings in November 2009. In addition, we are excited by the future facility in Dodge City, Kansas. The project broke ground in October 2009, and we are continuing to earn project management fees."

Visit our web sites:

www.globalentertainment2000.com                      www.centralhockeyleague.com
      www.coliseums.com                                    www.GetTix.net

Global Entertainment Corporation is an integrated events and entertainment company focused on mid-size communities that is engaged, through its seven wholly owned subsidiaries, in sports management, multi-purpose events and entertainment centers and related real estate development, facility and venue management and marketing and venue ticketing. GLOBAL PROPERTIES I, in correlation with arena development projects, works to maximize value and develop potential new properties. INTERNATIONAL COLISEUMS COMPANY, INC. (ICC) serves as project manager for arena development while ENCORE FACILITY MANAGEMENT AND GEC FOOD SERVICE, LLC coordinate arena operations and concessions. GLOBAL ENTERTAINMENT MARKETING SYSTEMS (GEMS) pursues licensing and marketing opportunities related to the Company's sports management and arena developments and operations. GLOBAL ENTERTAINMENT TICKETING (GETTIX.NET) is a ticketing company for sports and entertainment venues. The WESTERN PROFESSIONAL HOCKEY LEAGUE, INC., through a joint operating agreement with the Central Hockey League, is the operator and franchisor of professional minor league hockey teams in nine states.

     Certain statements in this release may be "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements may include projections of matters that affect revenue, operating expenses or net earnings; projections of capital expenditures; projections of growth; hiring plans; plans for future operations; financing needs or plans; plans relating to the company's products and services; and assumptions relating to the foregoing.

     Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking information.

     Some of the important factors that could cause the company's actual results to differ materially from those projected in forward-looking statements made by the company include, but are not limited to, the following: intense competition within the sports and entertainment industries, past and future acquisitions, expanding operations into new markets, risk of business interruption, management of rapid growth, need for additional financing, changing consumer demands, dependence on key personnel, sales and income tax uncertainty and increasing marketing, management, occupancy and other administrative costs.

     The "audited" consolidated balance sheet contained in this press release has been derived from, and should be read in conjunction with, the Company's May 31, 2009 annual report on Form 10-K. This press release does not include all disclosures normally required by accounting principles generally accepted in the United States.


                            FINANCIAL TABLES FOLLOW:

Global Entertainment Corporation Reports Second Quarter Fiscal 2010 Results January 14, 2010
Page 3

                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets
         As of November 30, 2009 (Unaudited) and May 31, 2009 (Audited)
               (in thousands, except share and per share amounts)

                                                                        November 30,         May 31,
                                                                           2009               2009
                                                                         --------           --------
                                     ASSETS
Current Assets:
  Cash and cash equivalents                                              $  2,561           $  1,111
  Accounts receivable, net of $5 allowance at May 31, 2009                  3,163              2,220
  Prepaid expenses and other assets                                           457                281
                                                                         --------           --------
      Total Current Assets                                                  6,181              3,612

Property and equipment, net                                                   127                708
Accounts recievable                                                           640                215
Goodwill                                                                      519                519
Other assets                                                                  119                114
                                                                         --------           --------
      Total Assets                                                       $  7,586           $  5,168
                                                                         ========           ========

                             LIABILITIES AND EQUITY
Current Liabilities:
  Accounts payable                                                       $  3,546           $  1,132
  Accrued liabilities                                                         506                588
  Deferred revenues                                                           392                 64
  Note payable - current portion                                              115                111
                                                                         --------           --------
      Total Current Liabilities                                             4,559              1,895

Deferred income tax liability, net                                              5                  5
Note payable - long-term portion                                               10                 69
                                                                         --------           --------
      Total Liabilities                                                     4,574              1,969
                                                                         --------           --------
Commitments and Contingencies

Equity:
  Global Entertainment Corporation Equity -
    Preferred stock - $.001 par value; 10,000,000 shares authorized;
     no shares issued or outstanding                                           --                 --
    Common stock - $.001 par value; 50,000,000 shares authorized;
     6,646,062 and 6,633,112 shares issued and outstanding as of
     November 30, 2009 and May 31, 2009                                         7                  7
  Paid-in capital                                                          10,980             10,961
  Retained deficit                                                         (8,011)            (7,788)
                                                                         --------           --------
      Total Global Entertainment Corporation Equity                         2,976              3,180
Noncontrolling interest                                                        36                 19
                                                                         --------           --------
      Total Equity                                                          3,012              3,199
                                                                         --------           --------
      Total Liabilities and Equity                                       $  7,586           $  5,168
                                                                         ========           ========

Global Entertainment Corporation Reports Second Quarter Fiscal 2010 Results January 14, 2010
Page 4

                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          For the Three and Six Months Ended November 30, 2009 and 2008
         (Unaudited) (in thousands, except share and per share amounts)

                                                                         Three Months Ended             Six Months Ended
                                                                            November 30,                  November 30,
                                                                      ------------------------      ------------------------
                                                                         2009          2008            2009          2008
                                                                      ----------    ----------      ----------    ----------
Revenues:
  Project development fees                                            $      102    $      269      $      152    $      478
  Project management fees                                                    533           761             979         1,226
  Facility management fees                                                 1,534           728           2,438         1,173
  Ticket service fees                                                        314           695             513         1,315
  Food service revenue                                                       252           130             324           130
  Advertising sales commissions                                              120           133             191           378
  License fees - league dues and other                                       474           515             848           789
  License fees - initial and transfer                                         --            --             100            --
  Other revenue                                                                5            --             159           101
                                                                      ----------    ----------      ----------    ----------
      Total Revenues                                                       3,334         3,231           5,704         5,590
                                                                      ----------    ----------      ----------    ----------
Operating Costs:
  Cost of revenues                                                         1,943         1,419           3,079         2,398
  General and administrative costs                                         1,363         1,720           2,827         3,216
                                                                      ----------    ----------      ----------    ----------
      Total Operating Costs                                                3,306         3,139           5,906         5,614
                                                                      ----------    ----------      ----------    ----------
Operating Income (Loss)                                                       28            92            (202)          (24)
                                                                      ----------    ----------      ----------    ----------
Other Income (Expense):
  Interest income                                                             --             9               1            12
  Interest expense                                                            (2)         (354)             (5)         (361)
                                                                      ----------    ----------      ----------    ----------
      Total Other Expense                                                     (2)         (345)             (4)         (349)
                                                                      ----------    ----------      ----------    ----------
Income (Loss) from Continuing Operations, before tax                          26          (253)           (206)         (373)
Income Tax Benefit                                                            --            --              --            --
                                                                      ----------    ----------      ----------    ----------
Income (Loss) from Continuing Operations, net of tax                          26          (253)           (206)         (373)
Income (Loss) from Discontinued Operations, net of tax                        --            --              --           (48)
                                                                      ----------    ----------      ----------    ----------
Net Income (Loss)                                                             26          (253)           (206)         (421)
Net Income (Loss), attributable to noncontrolling interest                    --             3              17            (5)
                                                                      ----------    ----------      ----------    ----------
Net Income (Loss), attributable to Global                             $       26    $     (256)     $     (223)   $     (416)
                                                                      ==========    ==========      ==========    ==========
Earnings (Loss) Per Share - basic and diluted:
  Income (loss) from continuing operations, attributable to
   Global common shareholders                                         $       --    $    (0.04)     $    (0.03)   $    (0.06)
  Loss from discontinued operations, attributable to Global
   common shareholders                                                        --            --              --            --
                                                                      ----------    ----------      ----------    ----------
      Net Income (Loss), attributable to Global common shareholders   $       --    $    (0.04)     $    (0.03)   $    (0.06)
                                                                      ==========    ==========      ==========    ==========
Weighted Average Number of Shares Outstanding - basic and diluted      6,639,150     6,626,015       6,636,115     6,625,562
                                                                      ==========    ==========      ==========    ==========
Amounts attributable to Global common shareholders
  Income (loss) from continuing operations, net of tax,
   attributable to Global common shareholders                         $       26    $     (256)     $     (223)   $     (368)
  Loss from discontinued operations, net of tax, attributable
   to Global common shareholders                                              --            --              --           (48)
                                                                      ----------    ----------      ----------    ----------
   Net income (loss), attributable to Global common shareholders      $       26    $     (256)     $     (223)   $     (416)
                                                                      ==========    ==========      ==========    ==========

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